UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 26, 2011

JACKSONVILLE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois		62650
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                                                                                     (217) 245-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On April 26, 2011, Jacksonville Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, Stockholders considered the election of directors and the ratification of the independent registered public accounting firm.  A breakdown of the votes cast is set forth below.

1.	The election of directors for a three year term.

	For	Withheld	Broker non-votes

Dean H. Hess	1,146,109	4,075	389,528

Emily J. Osburn	1,141,701	8,483	389,528

Harmon B. Deal, III	1,145,996	4,188	389,528

    2.      The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes

1,524,196	6,521	8,995	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: April 26, 2011	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer